Exhibit 10.3

CCH II, LLC,
CCH II CAPITAL CORP.

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 30, 2009, by and among CCH II, LLC, a Delaware limited liability company, and CCH II Capital Corp., a Delaware corporation (collectively, the “Issuers”) and the undersigned Investors (as defined below).

WHEREAS:

Where as the Issuers propose to issue 13.50% Senior Notes due 2016 (the “Notes”) pursuant to, and upon the terms set forth in, the Plan of Reorganization of Charter Communications, Inc, its subsidiaries, and Charter Investment, Inc. (the “Plan”) under chapter 11 of Title 11 of the United States Code. In accordance with the Plan, the Issuers, jointly and severally, agree for the benefit of the Investors, as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuers and each of the holders hereby agree as follows:

1. Certain Definitions.  For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

“Agreement” shall mean this Exchange and Registration Rights Agreement.

“Base Interest” shall mean the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to the provisions of this Exchange and Registration Rights Agreement.

“beneficial owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The term “beneficially own” has a corresponding meaning.

“broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Certification” shall have the meaning assigned thereto in Section 7(p).

“Closing Date” shall mean the date on which the Notes are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Definitive Notes” shall have the meaning assigned to such term in the Indenture.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Effective Time” in with respect to any Registration Statement means the time and date as of which the Commission declares such Registration Statement effective or as of which such Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(e)(ii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

“Exchange Notes” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Offer Registration” shall have the meaning assigned thereto in Section 3(c) hereof.

“Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

 “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“holder” shall mean, unless the context otherwise indicates, each of the holders who acquired Registrable Securities from the Issuers and any transferees thereof, in each case for so long as such person is a registered holder of any Registrable Securities.

“Holder Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the relevant Holder or used or referred to by such Holder in connection with the offering of Registrable Securities.

“Indenture” shall mean the indenture governing the Notes, dated as of the Closing Date.

“Notes” shall have the meaning set forth in the preamble hereto.  Unless the context otherwise requires, all references to a “Note” or “Notes” include any related Note Guarantee.

“Note Guarantee” means, in respect of any Notes or Exchange Notes, the related guarantee thereof by a Parent.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit B hereto.

“Parent” means Charter Communications, Inc. or any direct or indirect subsidiary of the foregoing, 100% of the voting stock of which is owned directly or indirectly by Charter Communications, Inc.

“Person” shall mean a corporation, association, partnership, organization, limited liability company, business, individual, government or political subdivision thereof or governmental agency.

“Registrable Securities” shall mean the Notes and the Exchange Notes; provided, however, that a Note or Exchange Note shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, such Exchange Note has been issued in exchange for a Note to a holder other than a Restricted Holder in the Exchange Offer as contemplated in Section 2(a) hereof; (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Note or Exchange Note under the Securities Act has been declared or becomes effective and such Note or Exchange Note has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Note or Exchange Note is sold pursuant to Rule 144 under circumstances in which any legend borne by such Note or Exchange Note relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuers or pursuant to the Indenture; (iv) after the earlier of (a) the date the Exchange Offer is consummated, and (b) the date that is one (1) year after the date of this Agreement, the holder of such Note or Exchange Note, as applicable, is eligible to dispose of all of the Notes and Exchange Notes held by such holder within a three (3) month period pursuant to Rule 144(e) (or any successor provision thereto); or (v) such Note or Exchange Note shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c) thereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

“Registration Statement” means any registration statement filed as contemplated hereunder.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Issuers within the meaning of Rule 405 or Rule 144, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes and (iv) a holder that is a broker-dealer, but only with respect to Exchange Notes received by such broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuers.

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.

“Special Interest” shall have the meaning assigned thereto in Section 2(c) hereof.

“Suspension Period” shall have the meaning assigned thereto in Section 3(f) hereof.

“Transfer Restricted Notes” shall have the meaning assigned thereto in Section 2(c) hereof.

“Trigger Date” means the effective date of the Plan.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

For the avoidance of doubt, the term “Notes” as used herein refers only to the Notes issued pursuant to Section 4(2) of the Securities Act.

2. Registration Under the Securities Act.

(a) Except as set forth in Section 2(b) below, the Issuers shall use their commercially reasonable efforts to file under the Securities Act, on or prior to January 15, 2010, a Registration Statement relating to an offer to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Notes that are Definitive Notes at the time the Exchange Offer Registration Statement is declared effective by the Commission, for a like aggregate principal amount of notes issued by the Issuers, which notes are substantially identical in all material respects to the Notes (and are entitled to the benefits of the Indenture which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such notes, collectively, the “Exchange Notes”).  Unless the context otherwise requires, all references to an “Exchange Note” or “Exchange Notes” include any related Note Guarantee.  The Issuers agree to use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to become or be declared effective under the Securities Act as soon as practicable but in no event later than June 30, 2010.  The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with the Exchange Act.  The Issuers further agree to use their commercially reasonable efforts to complete the Exchange Offer as soon as practicable but in no event later than sixty (60) business days (or longer, if required by the federal securities laws), after such Registration Statement has become effective, hold the Exchange Offer open for at least twenty (20) business days (calculated in accordance with the Exchange Act) and exchange the Exchange Notes for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer.  The Exchange Offer will be deemed to have been completed only if the Exchange Notes received by holders, other than Restricted Holders, in the Exchange Offer in exchange for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America.  The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Issuers having exchanged the Exchange Notes for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Issuers having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer.  Within five (5) business days following completion of the Exchange Offer, the Issuers shall provide a copy of the Notice and Questionnaire to each holder of Exchange Notes through the facilities of the Depository Trust Company, together with a notice (x) stating that any holder of Exchange Notes that continues to hold Registrable Securities has registration rights pursuant to Section 2(d) of this Agreement and (y) containing instructions as to how such holder may exercise such registration rights.

(b) The Issuers shall use their commercially reasonable efforts to, as soon as practicable after the Trigger Date, but in no event later than June 30, 2010, file a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all the Registrable Securities, which Registrable Securities are held by Restricted Holders, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such Registration Statements, collectively, the “Shelf Registration Statement”).  The Issuers agree to use their commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective by the Commission as soon as practicable but in no event later than ninety (90) days after such obligation to file arises and to keep such Shelf Registration Statement continuously effective for a period ending at such time as there are no longer any Registrable Securities outstanding; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder and a Restricted Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(e)(iii) hereof.  The Issuers further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act for shelf registration, and the Issuers agree to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

(c) In the event that (i) the Issuers have not filed the Exchange Offer Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been consummated within sixty (60) business days after the initial effective date of the Exchange Offer Registration Statement (if the Exchange Offer is then required to be made) or (iv) any Shelf Registration Statement required by Section 2(b) hereof is filed and becomes or is declared effective but shall thereafter either be withdrawn by either of the Issuers or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 7(c), special interest (“Special Interest”), in addition to the Base Interest, shall accrue on the aggregate principal amount of the outstanding Transfer Restricted Notes (as defined below) affected by such Registration Default at a per annum rate of 0.25% for the first ninety (90) days of the Registration Default Period, and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.  All accrued Special Interest shall be paid in cash by the Issuers on each Interest Payment Date (as defined in the Indenture).  Notwithstanding the foregoing, a Registration Default shall not be deemed to have occurred as a result of a failure to file or have declared effective an Exchange Offer Registration Statement or as a result of a failure to consummate the Exchange Offer if (x) on or prior to the time the Exchange Offer is completed (A) existing law or Commission policy or interpretations are changed such that the

Exchange Notes received by holders, other than Restricted Holders, in the Exchange Offer in exchange for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act or (B) the Commission does not permit the Exchange Offer to be consummated because Registrable Securities have been registered on the Shelf Registration Statement and (y) the Issuers are then in compliance with Section 2(d).  The parties hereto agree that the Special Interest provided for in this Section 2(c) constitutes a reasonable estimate of the damage that will be suffered by holders of Registrable Securities by reason of the happening of any Registration Default. Upon the occurrence of a Registration Default, the Issuers shall send a notice to all holders stating that a Registration Default has occurred, describing the nature of the Registration Default and stating that holders shall have fifteen (15) business days to identify to the Issuers, including, without limitation, through the use of a temporary CUSIP identification, such holder’s Transfer Restricted Notes entitled to Special Interest.  Any holder who holds Transfer Restricted Notes that does not identify itself to the Issuers during the fifteen (15) business day period following such notice delivery (which notice shall be deemed delivered once delivered through the facilities of the Depository Trust Company) shall not be entitled to receive any Special Interest with respect to the related Registration Default; provided, however, that after any Interest Payment Date on which such holder did not receive Special Interest related to such Registration Default, such holder shall be entitled to receive Special Interest, if any, related to such Registration Default with respect to future interest payment periods on future Interest Payment Dates if it identifies itself to the Issuers as holding Transfer Restricted Notes entitled to such Special Interest within fifteen (15) business days following any Interest Payment Date on which it did not receive Special Interest.  Notwithstanding the foregoing and anything in this Agreement to the contrary, in the case of an event referred to in clause (ii) above, a “Registration Default” shall be deemed not to have occurred so long as the Issuers have used and are continuing to use their commercially reasonable efforts to cause such Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, to become or be declared effective.  For purposes of this Agreement, “Transfer Restricted Notes” shall mean, with respect to any Registration Default, any Notes or Exchange Notes which have not ceased being Registrable Securities pursuant to the definition thereof in Section 1 of this Agreement.

(d) If (i) on or prior to the time the Exchange Offer is completed, (A) existing law or Commission policy or interpretations are changed such that the Exchange Notes received by holders, other than Restricted Holders, in the Exchange Offer in exchange for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act or (B) the Commission does not permit the Exchange Offer to be consummated because Registrable Securities have been registered on the Shelf Registration Statement, (ii) after completion of the Exchange Offer as contemplated by this Agreement, one or more Restricted Holders give written notice to the Issuers that they hold Exchange Notes that continue to be Registrable Securities, or (iii) the Exchange Offer has not been completed by April 15, 2010, the Issuers shall use their commercially reasonable efforts to (1) file a “shelf” Registration Statement on the appropriate form (or amend the existing Shelf Registration Statement) to register for resale on a delayed or continuous basis under Rule 415 any Registrable Securities not already registered for resale under the Shelf Registration Statement as soon as practicable, but in no event more than forty-five (45) days after the occurrence of one of the events set forth in clauses (i), (ii), or (iii) immediately above, and (2) have such Registration Statement (or post effective amendment) be declared effective as soon as practicable, but in no event more than one-hundred fifty (150) days after the occurrence of such event and keep such Registration Statement (or post effective amendment) continuously effective for a period ending at such time as there are no longer any Registrable Securities outstanding; provided, however, that, except as provided in the immediately following sentence, no holder shall be entitled to be named as a selling securityholder in any such Registration Statement (or post effective amendment) or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder (x) is an Electing Holder or (y) in the case of a post effective amendment, is at such time already named as a selling securityholder in the Shelf Registration Statement.  After the Effective Time of such Registration Statement (or post effective amendment), promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, the Issuers shall take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(e)(iii) hereof.  The Issuers further agree to supplement or make amendments to such Registration Statement (or post effective amendment), as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Registration Statement or by the Securities Act for shelf registration, and the Issuers agree to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.  With respect to any Registration Statement filed pursuant to this Section 2(d), the Issuers shall comply with subparagraphs (ii) through (xvi) of Section 3(e) as if such Registration Statement were a Shelf Registration Statement.  With respect to the event described in (iii) above, such registration shall be in lieu of conducting the Exchange Offer contemplated by Section 2(a).

(e) The Issuers shall use their commercially reasonable efforts to take all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated in Section 2(a) or 2(b) hereof.

(f) Any reference herein to a Registration Statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3. Registration Procedures.  If the Issuers file a Registration Statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Issuers shall cause the Indenture to be qualified under the Trust Indenture Act if not already qualified.

(b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c) In connection with the Issuers’ obligations with respect to the registration of Exchange Notes as contemplated by Section 2(a) (the “Exchange Offer Registration”); if applicable, the Issuers shall, as soon as practicable (or as otherwise specified):

(i) prepare, file with the Commission and have declared effective, within the time periods specified in Section 2(a), an Exchange Offer Registration Statement on any form which may be utilized by the Issuers and which shall permit the Exchange Offer to be effected as contemplated by Section 2(a);

(ii) as soon as practicable, prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement; and

(iii) promptly notify the holders, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto, or any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or, to the knowledge of the Issuers, threatening of any proceedings for that purpose, (D) if at any time the Representations and Warranties of the Issuers contemplated by Section 5 hereof cease to be true and correct in all material respects, or (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any jurisdiction or the initiation or, to the knowledge of the Issuers, threatening of any proceeding for such purpose;

(iv) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto as soon as practicable;

(v) to the extent necessary, use their commercially reasonable efforts to (A) register or qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer and (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the completion of the Exchange Offer; provided, however, that neither of the Issuers shall be required for any such purpose to (1) qualify as a foreign corporation or limited liability company, as the case may be, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(v), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws (or other organizational document) or any agreement between it and holders of its ownership interests;

(vi) use their commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Offer Registration and the Exchange Offer;

(vii)  provide a CUSIP number for all Exchange Notes, not later than the applicable Effective Time;

(viii) comply with all applicable rules and regulations of the Commission, and make generally available to their securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Offer Registration Statement, an earnings statement of the Issuers and their subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuers, Rule 158 thereunder);

(ix) mail to each holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(x) utilize the services of a depositary for the Exchange Offer which may be the Trustee, any new trustee under the Indenture, or an affiliate of any of them;

(xi) permit holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer is open; and

(xii) prior to the Effective Time, provide a supplemental letter to the Commission as contemplated in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991).

(d) As soon as practicable after the close of the Exchange Offer, the Issuers shall:

(i) accept for exchange all Registrable Securities tendered and not validly withdrawn pursuant to the Exchange Offer;

(ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

(iii) cause the Trustee promptly to authenticate and deliver to each holder a principal amount of Exchange Notes equal to the principal amount of the Registrable Securities of such holder so accepted for exchange.

(e) In connection with the Issuers’ obligations with respect to the Shelf  Registration, if applicable, the Issuers shall, as soon as practicable (or as otherwise specified):

(i) prepare and file with the Commission within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Issuers and which shall register all the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use their commercially reasonable efforts to cause such Shelf Registration Statement to become or be declared effective within the time periods specified in Section 2(b);

(ii) not less than thirty (30) calendar days prior to the anticipated Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; except as provided in Section 2(b) and Section 2(d) and as contemplated by Section 3(e)(iii), no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Issuers by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least twenty (20) calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Issuers;

(iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuers shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuers;

(iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

(v) comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi) provide the Electing Holders in advance of filing thereof with the Commission, a draft of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto (including any documents incorporated by reference therein after the initial filing), in each case in substantially the form to be filed with the Commission, and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as are reasonably proposed;

(vii) promptly notify each of the holders and the Electing Holders, and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with  respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto, or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or, to the knowledge of the Issuers, threatening of any proceedings for that purpose, (D) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or, to the knowledge of the Issuers, threatening of any proceeding for such purpose or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto as soon as practicable;

(ix) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission, and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information (i) with respect to the principal amount of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Registrable Securities, and any discount, commission or other compensation payable in respect thereof and (ii) with respect to any other material terms of the offering of the Registrable Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(x) furnish to each Electing Holder a copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto upon request and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including, without limitation, each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and the Issuers hereby consent to the use of such prospectus (including, without limitation, such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder, in each case in the form most recently provided to such person by the Issuers, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including, without limitation, such preliminary and summary prospectus) or any supplement or amendment thereto;

(xi) use their commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder to complete its resale of Notes pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that none of the Issuers shall be required for any such purpose to (1) qualify as a foreign corporation or limited liability company, as the case may be, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(e)(xi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws (or other organizational document) or any agreement between it and holders of its ownership interests;

(xii) use their commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

(xiii) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

(xv) include in the Shelf Registration Statement a “Plan of Distribution” section with at least the information substantially in the form attached hereto as Exhibit B, to the extent permitted by the rules, regulations, and form requirements promulgated by the Commission, except to the extent revised pursuant to comments received from the Staff of the Commission; and

(xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, earnings statements of the Issuers and their respective subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuers, Rule 158 thereunder).

(f) In the event that the Issuers are required, pursuant to Section 3(e)(vii)(E) hereof, to notify the Electing Holders, the Issuers shall prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus conforms in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Issuers pursuant to this Section 3(f), such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuers, such Electing Holder shall deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.  Upon written notice to the holders of Registrable Securities, the Issuers shall be entitled to suspend, for a period of time (each, a “Suspension Period”), the use of any Registration Statement or prospectus and shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference if the Issuers determine in their reasonable good faith judgment, after consultation with counsel, that the Registration Statement or any prospectus may contain an untrue statement of a material fact or omit any fact necessary to make the statements in the Registration Statement or prospectus not misleading; provided that (A) there are no more than five (5) Suspension Periods in any 12-month period, (B) the duration of any such Suspension Periods may not exceed one-hundred twenty (120) days in the aggregate in any 12-month period, and (C) the Issuers shall use their good faith efforts to amend the Registration Statement and/or prospectus to correct such untrue statement or omission as soon as reasonably practicable unless such amendment would reasonably be expected to have a material adverse effect on any proposal or plan of the Issuers to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction, in each case that is material to the Issuers.

(g) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Issuers may require such Electing Holder to furnish to the Issuers such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act.  Each such Electing Holder agrees to notify the Issuers as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Issuers or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuers any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

4. Registration Expenses.  The Issuers agree, subject to the last sentence of this Section 4, to bear and to pay or cause to be paid promptly all expenses incident to the Issuers’ performance of or compliance with this Agreement, including, without limitation, (a) all Commission, filing and review fees and expenses, (b) all fees and expenses in connection with the qualification of the Notes for offering and sale under the securities laws and blue sky laws referred to in Section 3(e)(xi) hereof, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Notes for delivery and the expenses of printing or producing any blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Notes to be disposed of (including, without limitation, certificates representing the Notes), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Notes and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any reasonable fees and expenses for counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Issuers’ officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Issuers, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuers), (i) any fees charged by securities rating services for rating the Notes, and (j) reasonable fees, expenses and disbursements of any other persons, including, without limitation, special experts, retained by the Issuers in connection with such registration (collectively, the “Registration Expenses”).  To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, the

Issuers shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.

5. Indemnification.

(a) The Issuers agree, jointly and severally, to indemnify and hold harmless each holder of Registrable Securities or Exchange Notes, as the case may be, the affiliates, directors, officers, employees, members, managers and agents of each such holder and each Person who controls any such holder within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expenses to which they or any of them may become subject insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or the Disclosure Package, or any preliminary, final or summary prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (whether or not the indemnified party is a party to any proceeding); provided, however, that the Issuers will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises (i) out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any such holder specifically for inclusion therein including, without limitation, any notice and questionnaire, or (ii) out of sales of Registrable Securities made during a Suspension Period after notice is given pursuant to Section 3(f) hereof.  This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

(b) Each holder severally (and not jointly) agrees to indemnify and hold harmless the Issuers and any Parent, and each of their affiliates, directors, employees, members, managers and agents and each Person who controls any Issuer or any Parent within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities to which they or any of them may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in the Disclosure Package or any Holder Free Writing Prospectus, preliminary, final or summary prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information relating to such holder furnished to the Issuers by or on behalf of such holder specifically for inclusion therein; provided, however, that the total amount to be indemnified by such holder pursuant to this Section 5(b) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such holder in the offering to which such Registration Statement or prospectus relates.  This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such action and such failure results in material prejudice to the indemnifying party and forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, except as provided in the next sentence, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ its own counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties.  An indemnifying party shall not be liable under this Section 5 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement or compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such indemnified party, of a full and final release from all liability in respect to such claim or litigation.

(d) In the event that the indemnity provided in Section 5(a) or Section 5(b) above is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending same) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the offering of the Registrable Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 5, each Person who controls any holder of Registrable Securities, agent or underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any such holder, agent or underwriter shall have the same rights to contribution as such holder, agent or underwriter, and each Person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this Section 5(d).

(e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any holder of Registrable Securities or the Issuers or any of the officers, directors or controlling Persons referred to in this Section 5 hereof, and will survive the transfer of Registrable Securities.

(f) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 5 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any

Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Shelf Registration.

6. Rule 144 and Rule 144A; Other Exemptions.  With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a holder of Registrable Securities to sell such securities to the public without registration, the Issuers covenant that they will (i) file in a timely manner all reports and other documents required, if any, to be filed by them under the Securities Act and Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission.  Upon the reasonable request of any holder of Registrable Securities, the Issuers will deliver to such holder a written statement as to whether they have complied with such information requirements, and, if not, the specific reasons for non-compliance.

7. Miscellaneous.

(a) No Inconsistent Agreements.  The Issuers shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities.  The Issuers shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

(c) Remedies; Specific Performance.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it and contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(d) Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and only inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. No assignment or delegation of this Agreement by the Issuers, or any of the Issuers’ rights, interests or obligations hereunder, shall be effective against any holder without the prior written consent of such holder.

(e) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f) Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(g) Descriptive Headings; Interpretation; No Strict Construction.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time.  All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(h) Governing Law.  This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the

State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

(i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied or sent by facsimile to the recipient, or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Issuers at the address set forth below and to any holder of Registrable Securities at the address set forth on the signature page hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. The Issuers’ address is:

Charter Communications, Inc.
12405 Powerscourt Drive
St. Louis, Missouri  63131
Attention:  General Counsel

with copies to:

Attn: Christian O. Nagler, Esq.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022-4611
Facsimile:  (212) 446-4900

Notice to the holders shall be sent to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Lawrence G. Wee
Facsimile: (212) 757-3990

and to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, CA 90071
Attention: Nicholas P. Saggese
Facsimile: (213) 687-5600

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Issuers’ principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(j) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(k) Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7(k) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(l) Arm’s Length Agreement.  Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(m) Sophisticated Parties; Advice of Counsel.  Each of the parties to this Agreement specifically acknowledges that (a) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

(n) Entire Agreement.  This Agreement, together with Schedule I attached hereto, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(o) Attorneys’ Fees.  In the event of litigation or other proceedings in connection with or related to this Agreement, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the opposing party of all reasonable expenses, including, without limitation, reasonable attorneys’ fees and expenses of investigation in connection with such litigation or proceeding.

(p) Certification.  Within fifteen (15) business days following receipt of written request from the Issuers by any holder (which request shall not be made more than twice in any calendar year), such holder shall certify to the Issuers that such holder continues to hold Registrable Securities (the “Certification”).  If a holder fails to provide the Certification within the fifteen (15) business day period referred to in the immediately preceding sentence, the Issuers reserve the right, in their sole discretion, to remove such holder’s Registrable Securities from a Registration Statement within fifteen (15) business days after receipt by such holder of a second written notice specifying that the holder may be removed from such Registration Statement unless such holder provides the Certification within such subsequent fifteen (15) business day period.

(q) Use of FWP.  No holder shall use a Holder Free Writing Prospectus without the prior written consent of the Issuers, which shall not be unreasonably withheld.

(r) Notification of Status.  Each holder shall notify the Issuers by written notice within ten (10) business days from the first day on which the holder no longer holds Registrable Securities.

(s) Acknowledgement.  Each holder understands that in can only participate in an Exchange Offer if: (i) it acquired the Registrable Securities in the ordinary course of business; and (ii) it does not engage in, intend to engage in, or have arrangements to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes.

(t) Termination.  The obligations of the Issuers and of any holder, other than those obligations contained in Section 5, shall terminate with respect to the Issuers and such holder as soon as both (A) such holder no longer holds any Registrable Securities and (B) such holder is no longer a Restricted Holder or otherwise subject to the volume limitations set forth in Rule 144(e) promulgated under the Securities Act or any successor provision thereto with respect to Registrable Securities.

(u) Note Guarantee.  The obligations of the Issuers hereunder, including, without limitation, under Section 2, will be deemed satisfied if satisfied by any Parent that provides a Note Guarantee.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the holders, this letter and such acceptance hereof shall constitute a binding agreement between each of the holders and the Issuers.

IN WITNESS WHEREOF, each undersigned holders and the Issuers have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

ISSUERS:

CCH II, LLC, as an Issuer

By:_____________________
Name:
Title:

CCH II CAPITAL CORP.
as an Issuer

By:_____________________
Name:
Title:

[Signature Page to Exchange and Registration Rights Agreement]

[_______]_____________________________ By: Name: Title: Address:

[_______]_____________________________ By: Name: Title: Address:

[_______]_____________________________ By: Name: Title:

[_______]_____________________________ By: Name: Title: Address:

[_______]_____________________________ By: Name: Title: Address:

[Signature Page to Exchange and Registration Rights Agreement]

EXHIBIT A

CCH II, LLC

CCH II CAPITAL CORP.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT — IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE:  [DATE](1)

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the CCH II, LLC (“CCH II”) and CCH II Capital Corp. (collectively, the “Issuers”) 13.50% Senior Notes due 2016 (the “Notes”) are held.

The Issuers are in the process of registering the Notes under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Notes included in the Exchange and Registration Statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Notes receive a copy of the enclosed materials as soon as possible as their rights to have the Notes included in the registration statement depend upon their returning the Notice and Questionnaire by [_________].  Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you.  If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact the Issuers c/o CCH II, LLC, 12405 Powerscourt Drive, St. Louis, Missouri, 63131, Attention:  General Counsel.

_____________

(1)  Not less than twenty (20) calendar days from date of mailing.

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CCH II, LLC

CCH II CAPITAL CORP.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) among the Issuers and the holders named therein.  Pursuant to the Registration Rights Agreement, the Issuers have filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [    ] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Issuers’ Notes.  A copy of the Registration Rights Agreement is attached hereto.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement.  In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Issuers’ counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response].  Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

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ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3).  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuers and the Trustee the Notice of Transfer Pursuant to Registration Statement set forth in Exhibit C to the Registration Rights Agreement within ten (10) business days of such transfer.

The Selling Securityholder hereby provides the following information to the Issuers and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)           (i)           Full Legal Name of Selling Securityholder:

(ii)          Full Legal Name of Registered Holder (if not the same as in (i) above) of Registrable Securities Listed in Item (3) below:

(iii)         Full Legal Name of DTC Participant (if applicable and if not the same as (ii) above) Through Which Registrable Securities Listed in Item (3) below are held:

(iv)         Full name of person or persons who have voting or investment control of the Registrable Securities:

(2)           Address for Notices to Selling Securityholder:

_______________________________

_______________________________

_______________________________

Telephone:                                ______________________________

Fax:                                             ______________________________

Contact Person:                        ______________________________

(3)           Beneficial Ownership of Notes:

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    Except as set forth below in this Item (3), the undersigned does not beneficially own any Notes.

(a)           Principal amount of Registrable Securities beneficially owned:

______________________________________________

______________________________________________

CUSIP No(s). of such Registrable Securities:   ____________________________

(b)           Principal amount of Notes other than Registrable Securities beneficially owned:

______________________________________________

CUSIP No(s). of such other Notes:    ____________________________

(c)           Principal amount of Registrable Securities which the undersigned wishes to be included in the Registration Statement: _______________________

CUSIP No(s). of such Registrable Securities to be included in the Registration Statement: ____________________________

(4)           Beneficial Ownership of Other Securities of the Issuers:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuers other than the Notes listed above in Item (3).

State any exceptions here:

(5)           Relationships with the Issuers:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuers (or their respective predecessors or affiliates) during the past three years.

State any exceptions here:

(6)           Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all):  All or any portion of such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through one or more underwriters, broker-dealers or agents.  Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve crosses or

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block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options, whether such options are listed on an options exchange or otherwise, (v) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, (vi) block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (vii) purchases by a broker-dealer as principal and resale by the broker-dealer for its account, (viii) an exchange distribution in accordance with the rules of the applicable exchange, (ix) privately negotiated transactions, (x) short sales, (xi) sales pursuant to Rule 144 or Rule 144A, (xii) broker-dealers may agree with the selling securityholder to sell a specified number of shares at a stipulated price per share, (xiii) a combination of any such methods of sale, and (xiv) any other method permitted pursuant to applicable law.  In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume.  The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such Notes.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the 1934 Act including, without limitation, Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuers, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related prospectus.  The Selling Securityholder understands that such information will be relied upon by the Issuers and Charter Holdings in connection with the preparation of the Shelf Registration Statement and related prospectus.

By signing below, the undersigned hereby represents and warrants that it is entitled under the terms of the Registration Rights Agreement to have all of its Registrable Securities included in the Registration Statement and cannot sell such Registrable Securities in one transaction under Rule 144 solely because of the provisions of Rule 144.

In accordance with the Selling Securityholder’s obligation under Section 3(e) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly

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notify the Issuers of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect.  All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)           To the Issuers:

CCH II, LLC
CCH II Capital Corp.
12405 Powerscourt Drive
St. Louis, Missouri  63131
Attention:  General Counsel

with a copy to:

Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attn: Christian O. Nagler

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuers’ counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuers and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above).  This Agreement shall be governed in all respects by the laws of the State of New York without giving effect to any provisions relating to conflicts of laws.

The undersigned represents and warrants that it holds Registrable Securities and is entitled to have such Registrable Securities included in a Registration Statement.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ____________________

______________________________________________________________________
Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:  ___________________________________________

Name:
Title:

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PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUERS’ COUNSEL AT:

Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attn: Christian O. Nagler

A-7

EXHIBIT B

PLAN OF DISTRIBUTION

We are registering our 13.50% Senior Notes due 2016 to permit the resale of such securities.  We will not receive any of the proceeds from the sale by the selling securityholder of the securities.

The selling securityholder may sell all or a portion of the securities beneficially owned by it and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the securities are sold through underwriters or broker-dealers, the selling securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. The securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144 or Rule 144A;

•	broker-dealers may agree with the selling securityholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

B-1

•	any other method permitted pursuant to applicable law.

If the selling securityholders effect such transactions by selling securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders or commissions from purchasers of the securities for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the securities, the selling securityholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the securities in the course of hedging in positions they assume. The selling securityholder may also sell securities short and deliver securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling securityholder may also loan or pledge securities to broker-dealers that in turn may sell such securities.

The selling securityholders and any broker-dealer participating in the distribution of the securities may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act of 1933. At the time a particular offering of the securities is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of securities being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling securityholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

There can be no assurance that the selling securityholders will sell any or all of the securities pursuant to the shelf registration statement, of which this prospectus forms a part.

We will pay all expenses of the registration of the securities pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees; provided, however, that the selling security holders will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling security holders against liabilities, including some liabilities under the Securities Act of 1933, in accordance with the registration rights agreements, or the selling securityholders will be entitled to contribution. We may be indemnified by the selling securityholders against civil liabilities, including liabilities under the Securities Act of 1933, that may arise from any written information furnished to us by the selling securityholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the securities will be freely tradable in the hands of persons other than our affiliates.

B-2

EXHIBIT C

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

CCH II, LLC
CCH II Capital Corp.
12405 Powerscourt Drive
St. Louis, Missouri  63131
Attention:  General Counsel

The Bank of New York Mellon Trust Company, NA, as trustee
2 North LaSalle Street, Suite 1020
Chicago, Illinois  60602
Attention: Trust Officer

Re:           13.50% Senior Notes due 2016

Dear Sirs:

Please be advised that _______________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-1 (File No. 333-____) filed by the Issuers.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such prospectus opposite such owner’s name.

Dated:__________________

Very truly yours,

__________________________
(Name)

By: __________________________
(Authorized Signature)

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